UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Facilities

On June 26, 2019, MoneyGram International, Inc., a Delaware corporation (the “Company”), as borrower, entered into (i) a Second Amended and Restated Credit Agreement (the “First Lien Credit Agreement”) with Bank of America, N.A., as administrative agent, the financial institutions party thereto as lenders and the other agents party thereto and (ii) a Second Lien Credit Agreement (the “Second Lien Credit Agreement”) with Bank of America, N.A., as administrative agent, the financial institutions party thereto as lenders and the other agents party thereto. The First Lien Credit Agreement provides for (i) a senior secured three-year revolving credit facility that may be used for revolving credit loans, swingline loans and letters of credit up to an aggregate principal amount of $35 million, which matures September 30, 2022 (the “First Lien Revolving Credit Facility”) and (ii) a senior secured four year term loan facility in an aggregate principal amount of $645 million (the “First Lien Term Credit Facility” and, together with the First Lien Revolving Credit Facility, the “First Lien Credit Facility”). The Second Lien Credit Agreement provides for a second lien secured five year term loan facility in an aggregate principal amount of $245 million (the “Second Lien Term Credit Facility” and, together with the First Lien Credit Facility, the “Credit Facilities”). The proceeds of the First Lien Term Credit Facility and Second Lien Term Credit Facility, together with the Company’s cash on hand, were used to extend, and/or repay in full outstanding indebtedness under the Company’s existing credit facility with Bank of America, N.A., as administrative agent, and may be used to pay certain costs, fees and expenses relating to the Credit Facilities and for general corporate purposes. Any borrowings under the First Lien Revolving Credit Facility will be used for general corporate purposes.

The First Lien Revolving Credit Facility and the First Lien Term Credit Facility will each permit both base rate borrowings and LIBOR borrowings, in each case plus a spread above the base rate or LIBOR rate, as applicable. With respect to the First Lien Revolving Credit Facility, the spread for base rate borrowings will be either 5.00% per annum or 4.75% per annum depending upon the Company’s First Lien Leverage Ratio (as defined in the First Lien Credit Agreement), and the spread for LIBOR borrowings will be either 6.00% or 5.75% per annum depending on the Company’s First Lien Leverage Ratio. The interest rate spread applicable to loans under the First Lien Term Credit Facility is 5.00% per annum for base rate loans and 6.00% per annum for LIBOR rate loans. The LIBOR rate for the First Lien Credit Facility will at all times be deemed to be not less than 0.00%. All term loans under the Second Lien Term Credit Facility bear interest at a rate of 13.00% per annum. Subject to certain conditions and limitations, the Company may elect to pay interest under the Second Lien Term Credit Facility partially in cash and partially in kind.

The Credit Facilities are secured by substantially all of the assets of the Company and its material domestic subsidiaries that guarantee the payment and performance of the Company’s obligations under the Credit Facilities.

The Credit Facilities contain certain representations and warranties, certain events of default and certain negative covenants, including, without limitation, limitations on liens, asset sales, consolidations and mergers, acquisitions, investments, indebtedness, transactions with affiliates and payment of dividends.

The First Lien Revolving Credit Facility requires the Company and its consolidated subsidiaries (w) to maintain a minimum Interest Coverage Ratio (as defined in the First Lien Credit Agreement), (x) to maintain a minimum Asset Coverage Ratio (as defined in the First Lien Credit Agreement), (y) to not exceed a maximum First Lien Leverage Ratio, and (z) not to exceed a Total Leverage Ratio (as defined in the First Lien Credit Agreement). The First Lien Term Credit Facility requires the Company and its consolidated subsidiaries not to exceed a maximum First Lien Leverage Ratio (as defined in the First Lien Credit Agreement). The Second Lien Credit Facility requires the Company and its consolidated subsidiaries not exceed a maximum Secured Leverage Ratio (as defined in the Second Lien Credit Agreement).

For so long as any loans are outstanding under the Second Lien Term Credit Facility, the lenders under the Second Lien Credit Agreement are entitled to appoint one individual (the “Observer”) who shall have the right to attend any meeting of the board of directors of the Company (the “Board”) or any other governing body of the Company or its subsidiaries, subject to the Observer satisfying the governance requirements applicable to the Board and executing a confidentiality agreement reasonably acceptable to the Company.

The foregoing descriptions of the First Lien Credit Agreement and Second Lien Credit Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of the First Lien Credit Agreement and Second Lien Credit Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Warrant Agreement

In connection with the entry into the Second Lien Credit Agreement, the Company issued warrants (“Warrants”) exercisable for an aggregate of 5,423,470 shares of the Company’s common stock, par value $0.01 (“Common Stock”) to the lenders under the Second Lien Credit Agreement. Each Warrant will expire ten years after issuance and entitles the holder thereof to purchase the shares of Common Stock underlying the Warrant for $0.01 per share.

On June 26, 2019, in connection with the issuance of the Warrants, the Company and Equiniti Trust Company (the “Warrant Agent”) entered into a warrant agreement (the “Warrant Agreement”) setting forth the terms of the Warrants issued.

Each Warrant will become exercisable upon the earlier of either (i) immediately prior to a Change in Control (as defined in the Second Lien Credit Agreement), (ii) the repayment in full of all amounts outstanding under the Second Lien Credit Agreement, (iii) the maturity date under the Second Lien Credit Agreement or (iv) the occurrence and continuance of a default under the Second Lien Credit Agreement (but only during the continuance of a default). Until the date on which the Warrants expire or the Warrant Agreement is terminated, each Warrant holder is entitled to preemptive rights with respect to certain future issuances of Common Stock and rights, options, warrants or other securities convertible into or exercisable for Common Stock.

The Warrant Agreement provides for customary provisions for the adjustment of the number of shares of Common Stock issuable upon exercise of each Warrant in the event of the occurrence of certain events, including, but not limited to, splits, stock dividends and similar transactions and certain above-market price repurchases of shares of Common Stock. The Warrant Agreement also provides for an adjustment to the number of shares of Common Stock issuable upon exercise of each Warrant in the event the Company issues securities at an aggregate purchase price (including any conversion price) that is both less than (a) 80% of the volume-weighted average price of the Company’s Common Stock and (b) $4.00 per share of Common Stock. The Warrant Agreement also provides that in the event of a reorganization, reclassification, consolidation, merger or similar transaction (other than a transaction in which the Company is the surviving entity and that does not result in changes to the outstanding Common Stock), each Warrant outstanding immediately prior to such transaction will have the right to receive the consideration that the shares of Common Stock underlying such Warrant would be entitled to receive had such Warrant been exercised immediately prior to consummation of the transaction.

In the event the Company declares a dividend in cash or other property (for which there is not otherwise an adjustment to the number of shares for which a Warrant is exercisable) that would be distributed to a Warrant Holder if such Warrant Holder’s Warrants had been converted in full into Common Stock immediately prior to the close of business on the record date for such dividend or distribution, the Company will set aside and reserve for the benefit of such Warrant Holder an amount of cash or other property, as applicable, that would have been distributed to such Warrant Holder, and such amounts will be distributed to such Warrant Holder upon the exercise of such Warrant Holder’s Warrants.

Except as set forth in the Warrant Agreement, prior to the exercise of a Warrant, a Warrant Holder will not have any rights (a) to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, (b) confer upon any holder any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive subscription rights, or otherwise, or (c) impose any liabilities on a holder to purchase any securities or as a stockholder of the Company, whether asserted by the Company or creditors of the Company. The Warrant Agreement also prohibits the exercise of a Warrant if, after giving effect to such exercise, such Warrant Holder would own voting securities of the Company exceeding 9.95% of the Company’s outstanding Common Stock if certain money transmitter regulatory approvals have not yet been obtained.

Neither the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants issued in the Initial Investment or issuable in the future pursuant to the Warrant Agreement have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws, but were instead issued and will be issued in reliance upon exemptions from the registration requirements of the Securities Act. As a result, neither the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants may be offered or sold within the United States, or to, or for the account or benefit of, any United States person absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Registration Rights Agreement

On June 26, 2019, in connection with the entry into the Second Lien Term Loan Facility, the Company and the Warrant holders entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide the Warrant holders with certain registration rights with respect to (i) all shares of Common Stock issuable upon exercise of the Warrants, (ii) all Warrants issued to the lenders under the Second Lien Credit Agreement and (iii) any securities issued directly or indirectly with respect to such shares of Common Stock or Warrants (collectively, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, and subject to limitations set forth therein, the Company has granted certain demand and piggyback registration rights to the Warrant holders.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 26, 2019, the Company issued a press release announcing entry into the Credit Facilities and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

4.1	Registration Rights Agreement, dated June 26, 2019, among MoneyGram International, Inc., the Investors Listed on Schedule I Thereto and BP Representative D LLC, as Holders’ Representative.

10.1	First Lien Credit Agreement, dated June 26, 2019, between MoneyGram International, Inc. and the Lenders Party Thereto.*

10.2	Second Lien Credit Agreement, dated June 26, 2019, between MoneyGram International, Inc. and the Lenders Party Thereto.*

10.3	Warrant Agreement, dated June 26, 2019, between MoneyGram International, Inc. and Equiniti Trust Company.

99.1	Press Release, dated June 26, 2019, of MoneyGram International, Inc.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MoneyGram International, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that MoneyGram International, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing “white label” branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the agreements entered into with the U.S. federal government and the effect of the Agreements on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; our ability to consummate future common stock and warrant issuances under the Securities Purchase Agreement with Ripple Labs Inc.; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which we rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s annual report on Form 10-K for the year ended December 31, 2018 and the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2019.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	General Counsel and Corporate Secretary

Date: June 26, 2019